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                         ICN Pharmaceuticals, Inc.
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
Following is the text of a press release issued on May 15, 2001:


[LOGO - ICN]

ICN PHARMACEUTICALS, INC.

International Headquarters
ICN Plaza
3300 Hyland Avenue
Costa Mesa, California 92626

Telephone:  (714) 545-0100 x.3230
FAX:  (714) 641-7215
Telex:  67-0413


Media:                                             Investors:
------                                             ----------
Peter Murphy                                       Joseph Schepers
714-545-0100 ext. 3213                             212-754-4422


               RIBAPHARM FILES AMENDED REGISTRATION STATEMENT

Costa Mesa, CA, May 15, 2001 - ICN Pharmaceuticals, Inc. (NYSE: ICN) today announced that Ribapharm Inc. filed an amended S-1 registration statement with the Securities and Exchange Commission (SEC) relating to the proposed initial public offering (IPO) of shares of Class A Common Stock of Ribapharm Inc. UBS Warburg is acting as a lead underwriter (book-runner) and CIBC World Markets is the co-manager for this offering.

Ribapharm Inc. will comprise the following:

     o ICN's royalty stream from ribavirin: an ICN-discovered drug that is licensed to Schering-Plough for sales in combination with Schering's Interferon A as REBETRON(TM)in the U.S. and REBETOL(R) (ribavirin/Virazole(R)) in Europe for the treatment of Hepatitis C.

     o    ICN's R&D operations, including:

          o ICN's library of at least 3,500 nucleoside analog compounds (chemically modified compenents of DNA)

          o    Laboratories and equipment

          o    Patents

          o    R&D personnel

          o    Facilities in California

When available, copies of the preliminary prospectus relating to the offering of shares of Class A Common Stock of Ribapharm Inc. may be obtained from the offices of UBS Warburg LLC, 299 Park Avenue, New York, New York 10171 (212) 821-4011.

A registration statement relating to the shares of Class A common stock of Ribapharm Inc. has been filed with the U.S. Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. ICN is an innovative, research-based, global pharmaceutical company that manufactures markets and distributes a broad range of prescription and non-prescription pharmaceuticals under the ICN brand name. Its therapeutic focus is on anti-infectives, including anti-virals, dermatology and oncology. Additional information is also available on the company's website at http://www.icnpharm.com.

THE 'SAFE HARBOR' STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties including, but not limited to, projections of future sales, operating income, subsidiary reorganization, regulatory approval processes, operations in countries with unstable economies, the progress of FDA reviews, and other risks detailed from time to time in ICN's Securities and Exchange Commission filings.

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